UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026
________________________
BALLY'S CORPORATION

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    □
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 1, 2026, Bally’s New York Operating Company, LLC, an indirect wholly owned subsidiary of Bally’s Corporation (“Bally’s” or the “Company”), and certain other subsidiaries of Bally’s entered into an amended and restated loan and security agreement with WhiteHawk Capital Partners, LP, as agent for the lenders, and the lenders from time to time party thereto (the “A&R Loan Agreement”), which amended and restated in its entirety the loan and security agreement, dated as of September 4, 2026, previously described in the Current Report on Form 8-K filed by the Company on September 14, 2026 (the “Prior Loan Agreement”).

Pursuant to the A&R Loan Agreement, certain additional subsidiaries of Bally’s formed in connection with the Bally’s Bronx project were added as obligors under the A&R Loan Agreement.

The $400 million closing date term loan commitments made available under the A&R Loan Agreement were fully funded on October 1, 2026. An additional $160 million of delayed draw term loan commitments remain available for future draws to fund certain pre-construction costs and expenditures associated with the development of the Bally’s Bronx project.

The other material terms of the A&R Loan Agreement are consistent with the terms of the Prior Loan Agreement previously disclosed in the Current Report on Form 8-K filed by the Company on September 14, 2026.

The foregoing description is only a summary of the material amendments of the A&R Loan Agreement and does not purport to be complete and is qualified in its entirety by the full text of that agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01        Regulation FD Disclosure.

On October 2, 2026, Bally’s issued a press release announcing the entry into the A&R Loan Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01. The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: October 2, 2026